Supplement Dated June 15, 2018

Prospectus Dated May 1, 1997 for

New York Preferred Advisor

Contracts Issued by

Liberty Life Assurance Company of Boston

Variable Account K

This Supplement amends certain information contained in the Prospectus for the New York Preferred Advisor variable annuity contracts (the “Contracts”).  Please read this Supplement carefully and keep it with your Prospectus for future reference.

On May 1, 2018, The Lincoln National Life Insurance Company (“Lincoln Life”) acquired all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”), the insurer of your Contract.  Liberty is now wholly owned by Lincoln Life.  Lincoln Life, organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities.  Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.

Also on May 1, 2018, Protective Life Insurance Company and Protective Life and Annuity Insurance Company (collectively, “Protective”) agreed to reinsure the individual life insurance policies and annuity contracts issued by Liberty.  Liberty remains the insurer of the Contracts and none of the terms, features, and benefits of the Contracts changed as a result of the transaction.  As of May 1st, however, Protective is responsible for customer service and administration of the Contract.

The contact information for your Contract has not changed.

The Service Office mailing address is:

Liberty Life Assurance Company of Boston

P.O. Box 758581

Topeka, Kansas 66675-8581

The Service Office overnight mailing address is:

Liberty Life Assurance Company of Boston

Mail Zone 581

5801 S.W. 6th Avenue

Topeka, Kansas 66636

The customer service telephone number is:

(877) 253-2323

If you have any questions regarding the information provided in this Supplement, please contact our Service Office or call customer service.